SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant  |X|
                 Filed by a Party other than the Registrant  |_|
                           Check the appropriate box:

  |_|  Preliminary Proxy Statement            |_|  Confidential For Use of the
                                                       Commission Only (as
                                                  Permitted by Rule 14a-6(e)(2))

                         |X| Definitive Proxy Statement

                      |_| Definitive Additional Materials

       |_| Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                            HYPERDYNAMICS CORPORATION
                (Name of Registrant as Specified in Its Charter)

         ______________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee:  (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rule 14a-6(I)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                            HYPERDYNAMICS CORPORATION
                           9700 BISSONNET, SUITE 1700
                              HOUSTON, TEXAS 77036

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 21, 2005

     The Annual Meeting of Stockholders (the "Annual Meeting") of HyperDynamics Corporation (the "Company") will be held at the corporate offices of the Company located at 9700 Bissonnet, Suite 1700, Houston, Texas, 77036, on Friday, January 21, 2005 at 10:00 A.M. (CST) for the following purposes:

(1)  To elect five (5) directors.

(2) To ratify the selection of Malone & Bailey, PC as the Company's independent auditor for the fiscal year ending June 30, 2005.

(3)  To approve the amendment to the Stock and Stock Option Plan

(4) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of Common Stock and Series B Preferred Stock of record at the close of business on November 23, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/  Kent Watts
                                        Chairman of the Board and President

December 15, 2004
Houston, Texas

                            HYPERDYNAMICS CORPORATION
                           9700 BISSONNET, SUITE 1700
                              HOUSTON, TEXAS 77036

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 21, 2005

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of HyperDynamics Corporation, a Delaware corporation (the "Company"), for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company at the corporate offices of the Company located 9700 Bissonnet, Suite 1700, Houston, Texas, 77036, on Friday, January 21, 2005, at 10:00 A.M. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about December 15, 2004. The cost of solicitation of proxies is being borne by the Company.

     Our Board of Directors has fixed the close of business on November 23, 2004 as the Record Date ("Record Date") for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 41,525,703 shares of the Company's common stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding. As of the Record Date, there were 2,725 shares of the Company's Series B Preferred Stock, par value of $0.001 per share (the "Preferred Stock"), issued and outstanding.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and the presence, in person or by proxy, of a majority of the outstanding shares of the Series B Preferred Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting. Each share of Series B Preferred Stock is entitled to 7,408 votes on all issues requiring a Stockholder vote at the Annual Meeting.

     Common Stockholders and Preferred Stockholders will vote on Proposals 1 through 3. Each share of Common Stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal Numbers 2 and 3.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN (2) FOR THE RATIFICATION OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE

FISCAL YEAR ENDING JUNE 30, 2005 AND (3) FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK AND STOCK OPTION PLAN.

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a later-dated proxy, (b) by written notice of revocation to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

     The shareholder list as of the Record Date will be available for examination by any stockholder for purposes germane to the meeting at our corporate office, 9700 Bissonnet, Suite 1700, Houston, Texas 77036 beginning January 7, 2005, which is ten business days prior to the Meeting Date and the list will be produced and kept at the Annual Meeting.



            _________________________________________________________

                       (1)     TO ELECT FIVE (5) DIRECTORS
                              FOR THE ENSUING YEAR
            _________________________________________________________


NOMINEES  FOR  DIRECTOR

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy and entitled to vote in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     Kent Watts
     Robert J. Hill
     Harry James Briers
     Harold A. Poling
     Al Young

     Kent Watts, age 46, became Chairman of the Board of Directors and was named the Company's President and Chief Executive Officer (CEO) and Chief Financial Officer (CFO) on June 4, 1997. Mr. Watts has been a certified public accountant in Texas since 1985 and a licensed real estate broker since 1979. He received a Bachelor of Business Administration Degree from the University of Houston in 1983. Mr. Watts founded MicroData Systems, Inc., a former subsidiary of the Company, in 1988 and was MicroData's CEO until he became President and Chief Executive Officer of HyperDynamics Corporation. He has extensive experience designing and working with integrated communications network systems and management information systems; additionally he designed the Company's first Integrated Technology Center. He continues to fulfill the dual role as CEO and CFO. As the Company's CEO and Chairman of the Board, he remains primarily responsible for managing the Company's strategic direction and focus on the vertical oil and gas industry. As CFO he manages the capital structure and financing requirements for the company, while overseeing and insuring the Company's compliance with all government reporting requirements as well as any
legal issues involving the Company.   He holds no other directorships.

     Robert J. Hill, age 50, served as our Chief Operating Officer between June 1996 and June 1997. In July, 1997, Mr. Hill was appointed vice-president of the Company and he resigned that position in October 2002. Before joining Hyperdynamics, Mr. Hill served for two years as vice president of Hudson Trinity Incorporated, a privately held Internet Service Provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA's new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam. Mr. Hill currently serves the Company as a Director. He currently works as a major account executive at XO Communications and he holds no other directorships.

     Harry James Briers, age 41, has been a Director since March 2, 2000. He served as the Director of Integrated Information Systems when he joined the company in May 1998. Mr. Briers was also elected as Vice President of Operations for HyperDynamics Corporation and named the Chief Operating Officer on March 2, 2000. He became the Company's Executive Vice President in October 2002. From 1988 until May 1998, Mr. Briers owned and operated Perfect Solutions, a software consulting firm in Houston, Texas. He has extensive experience in the sale and implementation of mission critical software applications. Prior work experience included consulting for Ernst & Young in their Entrepreneurial Services Group. Mr. Briers has a BS in Accounting and an MBA from the University of Houston-Clear Lake. Mr. Briers continues to operate substantially in a dual service mode. As Executive Vice President he is responsible for managing the daily operations for production of integrated seismic services and he is heavily involved in the marketing and sales of the Company's services including the performance of the responsibilities regarding the Company's oil and gas farmout of the Guinea concession. Mr. Briers also continues to serve as a director for the Company. He holds no other directorships.

     Mr. Harold A. Poling, age 79, was elected as the Company's fourth director on June 2, 2004. He is a former chairman of the board and chief executive officer (CEO) of Ford Motor Co. After finishing his MBA in accounting, he took a job with Ford in 1951. As head of Ford of Europe, he guided the subsidiary to record earnings. He moved to Ford's North American Operations prior to being named president and chief operating officer, then vice chairman and chief operating officer, and then chairman and CEO of Ford Motor Co., the world's second-largest auto maker. He served as a member of their board of directors from May 1979 until January 1994, and was elected chairman in March 1990. He became a member of the Office of the Chief Executive in November 1984. He retired from Ford in January 1994. Currently, Poling serves as the chairman of The PGA Tournament Players Club of Michigan and is also the chairman for Eclipse Aviation Corp. He is a director of Flint Ink Corp., Monmouth (Ill.) College Senate, and William Beaumont Hospital where he is also a trustee. He is additionally a member of the board of trustees of Spring Arbor University. Mr. Poling has also served on the boards of ArvinMeritor, Royal Dutch Shell, Kellogg, and is a past director of the Professional Golf Association's (PGA) Tour Policy Board. He currently holds no other public company directorships.

     Albert F. Young, age 67, was elected to the Board of Directors on October 18, 2004. He currently owns and operates Al Young Sales and Consulting. He retired from Venture Industries, where he had spent the preceding 14 years, in 2003. Currently, he continues to consult with Venture and is the Executive Assistant to their Chairman. During his tenure at Venture, Mr. Young was responsible for building his division's sales to approximately $500 million annually. Additionally, Mr. Young was instrumental in formulating and orchestrating several acquisitions and joint ventures including Venture's purchase of a Ford Plastic Plant, Design Center and two (2) tool shops in Melbourne, Australia. These acquisitions made Venture a supplier of automotive design projects. Additionally, Mr. Young helped Venture acquire Bailey Corporation and a third tool shop in Michigan and became a joint venture partner with Visteon in the purchase of Atlantic Automotive in Benton Harbor, Michigan. He holds no other public company directorships.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and positions of each of the executive officers and directors of the Company.

Name                        Position                              Age
---------------------------------------------------------------------

Kent Watts                   Director, Chief Executive Officer,    46
and Chief Financial Officer

Robert J. Hill               Director                              50

Harry J. Briers              Director, Vice President-Operations
                             Chief Operating Officer               41

Harold A. Poling             Director                              79

Al Young                     Director                              67

Lewis Ball                   Secretary                             72

     Messrs. Watts and Briers are directors and executive officers of the Company. Mr. Hill, Mr. Young, and Mr. Poling are directors. In addition, Lewis
E.  Ball  serves  as  the  Company's  corporate  secretary.

     Lewis E. Ball, age 74, has served as the secretary of the Company since 1997 and as the Chief Financial Officer from June 1996 to January 1997. Mr.
Ball  has  been a financial consultant to a number of companies since 1993.  Mr.
Ball has served as a director of JVWeb, Inc. since 1997 and as secretary and treasurer of JVWeb, Inc. since 1998. Mr. Ball has many years of industry experience as a Chief Financial Officer with Stevenson Services, Inc. and Richmond Tank Car Company (from 1983 to 1993). Mr. Ball is a Certified Public Accountant and a Certified Management Accountant. Mr. Ball has a B.B.A. in Finance from the University of Texas, and he did post-graduate work in accounting at the University of Houston.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company has no compensation committee and no nominating committee. Decisions concerning nominees for Director and executive officer compensation for fiscal 2004 were made by the full Board of Directors. The Board has not adopted formal policies with regard to the process to be used for identifying and evaluating nominees for director and determining executive compensation. However, we are currently in the process of developing these policies and procedures. At this time, the consideration of candidates nominated by directors and the compensation of our officers are in the Board's discretion. We believe this is adequate based on the size of the Company and each current board member's qualifications.

     The Company has an audit committee. The audit committee was created during October 2004. Mr. Poling and Mr. Young are the members of the audit committee; both committee members are independent. The audit committee held no meetings during the fiscal year ended June 30, 2004. The audit committee has a written charter, which is included as Exhibit "A" to this proxy statement.

     The Board has not adopted formal policies with regard to shareholder communications with individual Board members. However, we are currently in the process of developing these policies and procedures.

     The Board of Directors held special meetings on three occasions during the fiscal year ended June 30, 2004, in which all then-present Directors took part. The Board of Directors also took action by written consent on 21 occasions during the fiscal year ended June 30, 2004, in which all present Directors took part.

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors and executive officers. Board vacancies are filled by a majority vote of the Board.

LEGAL  PROCEEDINGS

A) Dixon Financial Services

In  2001,  we  were  named  as  a  defendant in a lawsuit styled Dixon Financial
Services, Ltd. v. Fidelity Transfer Company, Erin Oil Exploration, Inc., Bill Knollenberg, Ron Bearden, R.F. Bearden Associates, Inc., James Chang, Nick H. Johnson, Riley L. Burnett, Jr., Johnson, Burnett & Chang, L.L.P., Greenberg, Peden, Siegmyer & Oshman, P.C., George Siegmyer and Hyperdynamics Corporation; Cause No. 2001-06263; In the 215th Judicial District Court of Harris County, Texas.

This suit alleges breach of contract by failure to deliver share certificates in the name of Dixon Financial Services ("Investor"). Investor's and the Company's claims against third parties have been denied by summary judgment on claims of attorney privilege arising from the underlying litigation leaving Hyperdynamics and Fidelity Transfer as defendants. Both defendants rely on Fidelity Transfer's refusal to deliver certificates when a court injunction remained outstanding in the underlying litigation. The Investor seeks substantial damages. The Court considered various motions of the parties on the remaining claims and denied each of them. Trial will be to a jury and in all likelihood the Investor and the Company will appeal all prior rulings of the Court against the third parties and will appeal the final judgment. We have and intend to continue to vigorously defend ourselves and to deny liability.

B) Wellington

On April 9, 2001, we were named as a defendant in a lawsuit styled Wellington, LLC vs. Hyperdynamics Corporation et al. Civil Action# 18811-NC, The Court of Chancery of

Delaware.

The Plaintiff claims that we did not carry out conversion of series A preferred stock to common stock. On August 9, 2002 Plaintiff, Defendant, and their respective counsels executed an "Agreement for Transfer of Claims in Delaware Action to Georgia". Subsequently, the lawsuit was moved in its entirety to the Atlanta, Georgia to be litigated under the lawsuit discussed below. Under the agreement, the Plaintiff in the Delaware action, Wellington, LLC. would become the Defendant in Atlanta. During the fiscal year ended June 30, 2004, the Court of Chancery of Delaware dismissed the Delaware case.

On November 5, 2001, we filed a lawsuit styled Hyperdynamics Corporation, Plaintiff, v. J.P. Carey Securities, Inc., J.P. Carey Asset Management LLC,
Joseph C. Canouse, John C. Canouse, James P. Canouse, Jeffrey Canouse, Southridge Capital Management LLC, Stephen Hicks a/k/a Steve Hicks, Thomson Kernaghan & Co., Limited, Mark Valentine, Talya Davies, Cache Capital (USA), L.P., Carpe Diem, Carpe Diem LTD., Wellington, LLC, Minglewood Capital, LLC, Falcon Securities, LTD, Navigator Management LTD., David Sims, and Citco Trustees (Cayman) Limited, Defendants; and Wellington LLC, Counterclaim/Third-Party Plaintiff, v. Hyperdynamics Corporation, a Delaware corporation, Kent Watts, Michael Watts, Robert Hill, Harry J. Briers, DJX, Ltd., a Belize corporation, and Does 1-10, Counterclaim/Third-Party Defendants, Civil Action File No. 2001CV44988, In The Superior Court of Fulton County, State of Georgia.

We filed our First Amended Complaint against Defendants on September 12, 2002 in which we presented thirteen counts for Causes of Action against defendants including "Violations of Georgia Racketeer Influenced and Corrupt Organizations
(RICO)  Act  (O.C.G.A.  SS  16-14-1,  ET  SEO).

We believe that more than one of the Defendants worked together to create the appearance of providing initial long-term financing ($3,000,000) and additional financing commitments (up to additional $5,000,000), all from reputable sources, while the Defendants'' real plan was to manipulate our stock through contractually prohibited short selling and multiple breaches of the contractually agreed to selling covenants.

We are subject to counterclaims in this Georgia litigation. The counterclaimants allege that Hyperdynamics and its officers and directors breached their fiduciary duties to shareholders and committed other tortuous acts. We intend to continue to vigorously pursue damages and defend all counterclaims. During the fiscal year, we have received default judgments from some of the defendants. Discovery is being primarily focused on jurisdictional issues at this time. Additionally, we have made numerous claims of discovery abuse resulting in certain defendants and defense attorney's involved being sanctioned by the court.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     We have reviewed the Forms 3 and 4 submitted to us relating to fiscal 2004. We have found that Harry Briers, Robert J. Hill, Harold Poling, DJX Ltd, and Kent Watts have filed all required Form 3''s and 4''s during fiscal 2004. However, some of the required forms were not timely filed. The following table summarizes the results of our review.

Name            Form type  Number of         Number of transactions
                           Forms filed late  reported late

Harry Briers    4          5                 42
Robert J. Hill  4          4                 12
Harold Poling   3          1                 N/A
DJX Ltd         3          1                 N/A
DJX Ltd         4          2                 2
Kent Watts      4          3                 11

EXECUTIVE  COMPENSATION

SUMMARY COMPENSATION TABLE

The following table reflects all forms of compensation for the fiscal years ended June 30, 2002, 2003, and 2004 for services provided by our named executive officers.


-----------------------------------------------------------------------------------------
                          ANNUAL COMPENATION                    LONG TERM COMPENSATION
                     --------------------------------------------------------------------
                                                               AWARDS             Payouts
                                                       ----------------------------------
                                              OTHER                  SECURITIES
                      SALARY      BONUS      ANNUAL                  UNDERLYING                ALL
                        $           $         COMP-    RESTRICTED     OPTIONS                 OTHER
NAME AND                                    ENSATION      STOCK         SARS        LTIP      COMP-
PRINCIPAL                                       $        AWARDS                   PAYOUTS   ENSATION
POSITION       YEAR                                         $            #           $          $
-----------------------------------------------------------------------------------------------------

Kent Watts     2004  $100,000  $171,062(4)  $     -0-  $       -0-          -0-   $    -0-  $     -0-
(1)            2003   100,000   147,314(3)        -0-          -0-  1,100,000(3)       -0-        -0-
Chief
Executive      2002   100,000   114,123(2)        -0-          -0-    400,000(2)       -0-        -0-
Officer and
Chief
Financial
Officer
-----------------------------------------------------------------------------------------------------
Harry          2004  $ 95,000  $132,861(4)  $     -0-  $       -0-          -0-   $    -0-  $     -0-
Briers         2003    87,100   147,314(3)        -0-          -0-  1,100,000(3)       -0-        -0-
Chief
Operating      2002    79,200   114,123(2)        -0-          -0-    400,000(2)       -0-        -0-
Officer and
Vice
President of
Operations
-----------------------------------------------------------------------------------------------------

(1) On July 21, 1999, our Board of Directors unanimously agreed to the terms of an "Executive Employment Agreement" for Kent Watts. The Agreement was duly executed on July 21, 1999 which establishes Mr. Watts as our President, Chief Executive Officer (CEO), and Chief Financial Officer (CFO). In the agreement we note that we intend to hire a new CFO at the time the board deems it to be beneficial. At that time, Mr. Watts will continue his responsibilities as President and CEO and he will relinquish his duty as CFO. As of June 30, 2004, Mr. Watts is still acting as our CFO. The contract allows for a base salary of $100,000 annually with a performance based incentive salary based on 5% of adjusted net income, up to an additional $100,000 in salary. Therefore, maximum salary under the Agreement is $200,000 annually. This agreement has been renewed on a year-by-year basis under the same terms.

(2) On July 25, 2001 we approved a warrant package for our officers. Each officer obtained 1,500,000 3-year warrants for restricted common stock with a strike price of $0.40, of which 400,000 warrants were earned in fiscal 2002.

(3) On August 26, 2002, the strike price of the warrants described in Note (2) was reduced to $0.23. The repricing of the warrants was valued as a new grant in fiscal 2003. This table reflects the $122,857 original fair value of the 400,000 warrants earned during 2003 and $24,457 fair value attributable to the repricing of 1,100,000 warrants for a total of $147,314.

(4) For the year ended June 30, 2004, an additional 400,000 warrants were earned. The original fair value of these warrants, $129,686, and $3,175 attributable to the repricing of these warrants is included in 2004 bonus income.

Option/SAR  Grants  Table

We did not grant any options or SARS to any of our directors or officers during the year ended June 30, 2004.

                      AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR
                             AND FISCAL YEAR END OPTION VALUES

-----------------------------------------------------------------------------------------
NAME           SHARES      VALUE             NUMBER OF
              ACQUIRED    REALIZED          UNEXERCISED            VALUE OF UNEXERCISED
                 ON                         SECURITIES           IN THE MONEY OPTIONS AT
              EXERCISE                      UNDERLYING               FISCAL YEAR END
                                          OPTIONS AT FYE        EXERCISABLE/UNEXERCISABLE
                                     EXERCISABLE/UNEXERCISABLE
-----------------------------------------------------------------------------------------
Kent P.
Watts
CEO and
Chief
Financial    1,012,805  $2,795,342                  0/400,000  $             0/$1,008,000
Officer
-----------------------------------------------------------------------------------------
Harry Briers
COO and
Vice
President of 1,012,785  $2,795,287                  0/400,000  $             0/$1,008,000
Operations
-----------------------------------------------------------------------------------------

During the fiscal year ended June 30, 2004, Mr. Watts and Mr. Briers each exercised 1,100,000 warrants in a cashless exercise. Shares sufficient to pay the exercise price and payroll tax withholding at the fair value of Hyperdynamics common stock on the date of exercise, $2.99, were withheld from the shares issued, resulting in net issuances of 1,012,805 and 1,012,785 shares, respectively. All of the remaining warrants were in the money at fiscal year end 2004. Mr. Watts and Mr. Briers hold 400,000 warrants for restricted common stock of which none were vested as of June 30, 2004. These warrants vested in July 2004.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

There were no long-term incentive plan awards to any of our officers during the year ended June 30, 2004.

Director Compensation

There were no options or other compensation granted by the board for services rendered during the fiscal year ended 2004. There have been no director meeting expense reimbursements for 2004 and 2003.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Other than Kent Watts' employment contract, as disclosed in Note 1 to the Summary Compensation Table, there are no employment contracts nor are there termination of employment and change-in-control agreements between Hyperdynamics and its executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at November 23, 2004, with respect to the beneficial ownership of shares of Common Stock by (1) each person who owns beneficially more than 5% of the outstanding shares of Common Stock,
(2) each of our directors, (3) each of our executive officers, and (4) all of our executive officers and directors as a group.

Name and Address of Beneficial  Shares Beneficially Owned
Owner

                                Number         Percent
Kent Watts                      23,016,546(1)      36.7%
9700 Bissonnet,
Suite 1700
Houston, Texas 77036

Robert J. Hill                   1,142,482(2)       1.9%
9700 Bissonnet,
Suite 1700
Houston, Texas 77036


                                      -13-

Harry James Briers               1,978,743(3)       3.2%
9700 Bissonnet,
Suite 1700
Houston, Texas 77036

Harold A. Poling                   325,000(4)       0.5%
Fairlane Plaza North
290 Town Center Drive,
Ste 322
Dearborn Mi  48126

Al Young                            50,000(5)       0.1%
9700 Bissonnet
Suite 1700
Houston, Texas  77036

Lewis E. Ball                        8,000(2)       0.0%
9700 Bissonnet
Suite 1700
Houston, Texas  77036

DJX Ltd.                        20,185,185(6)      32.2%
4438 West 10th Avenue
Vancouver, BC V6R4R8

All directors and executive     26,520,771         42.4%
officers as a group

(1) This amount includes 2,431,361 shares of common stock; currently exerciseable warrants to purchase 400,000 shares of common stock at $0.23 per share; and 20,185,185 shares deemed as indirectly owned by Kent P. Watts based on his relationship with DJX Ltd., whose shares he presently has the authority to vote and which is half owned by his minor children (See Note 5).

(2)  This  amount  consists  entirely  of  common  stock.

(3) This amount includes 1,578,743 shares of common stock and currently exerciseable warrants to purchase 400,000 shares of common stock at $0.23 per share.

(4) This amount includes 200,000 shares of common stock and currently exerciseable warrants to purchase 125,000 shares of common stock at $0.25 per share.

(5) This amount includes 35,000 shares of common stock and currently exerciseable warrants to purchase 15,000 shares of common stock at $2.00 per share.

(6) On May 31, 2001 a stock exchange agreement was completed to acquire SCS as a wholly owned subsidiary. We issued 2,725 shares of Series B Preferred Stock to pay for the acquisition. Each share of Series B Preferred Stock carries a $1,000 per share face value and is convertible by written request into common stock at the lesser of $0.135 per share or 50% of the closing bid price on conversion. On June 30, 2004 the closing bid price was $2.52 per share. Thus if 100% of this series B Preferred was converted at the lesser $0.135 amount per share, the shares common stock shares issued would be 20,185,185. This presentation is prepared as if full conversion has occurred. DJX Ltd. is a foreign corporation whose shareholders are the grand children of Ernest M. Watts, the father of Kent
P. Watts, our Chairman, CEO, and President. Kent Watts currently exercises voting rights of DJX shares.


Certain Relationships and Related Transactions

On November 14, 2003, a Master Public Relations Consulting Agreement was signed with Michael E. Watts, the brother of Kent Watts, the Chairman and CEO. The Agreement affirmed and established Michael Watts as the primary consultant with the responsibility to help manage the public relations, general investor relations, and shareholder communications, in agreement with management. In the Agreement Michael Watts was authorized and required to communicate publicly known information to shareholders and potential shareholders and to help in all reasonable ways to convey the history and story of Hyperdynamics with the goal to increase the interest of all investors in investing in Hyperdynamics publicly traded stock. The agreement additionally authorized Michael Watts to subcontract public relations services to other firms and consultants. It was contemplated that these sub-contracts would include but not necessarily be limited to setting up public relations agents in different parts of the country. The total compensation for this Master Public Relations Consulting Agreement and all underlying sub-contracts as described hereunder is a total of 2,000,000 warrants with a strike price of $0.50 for each share of restricted, 144 common stock. During January and April 2004, Hyperdynamics granted an aggregate of 1,200,000 of the warrants (of which 480,000 were vested as of June 30, 2004) under the Master Public Relations Consulting Agreement to a company of which Michael Watts is president. We granted 800,000 (of which 320,000 were vested as of June 30, 2004) of the warrants under the Master Public Relations Consulting Agreement to unrelated third parties.

This compensation was designed to encourage the long-term commitment to the market developing work being performed in the maintenance of our informed and orderly market. As such, it is believed that significant incentive is in place for all public relations consultants, agents, and sub-contractors to continually work in communicating the Hyperdynamics story and opportunity. This agreement with Michael Watts may be canceled by the company at any time by giving a 30 day written notice.

During the year ended June 30, 2004, Michael Watts or a company of which Michael Watts is the president received in the aggregate payments totalling $699,951 cash to pay for offering costs on private subscription agreements and warrants exercised. Additional offering costs will also be paid on 3,732,403 warrants purchased by private investors should they be exercised in the future. If all of these warrants were exercised, these entities would receive approximately $712,000 to pay these additional offering costs.

            _________________________________________________________

               (2) TO RATIFY THE SELECTION OF MALONE & BAILEY, PC
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                    FOR THE FISCAL YEAR ENDING JUNE 30, 2005
            _________________________________________________________

     The Audit Committee of the Board of Directors has selected Malone & Bailey, PC ("Malone & Bailey") as the Company's independent auditor for the current fiscal year. Malone & Bailey has been our independent auditor since fiscal 2000. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

     The Board of Directors wishes to obtain from the Stockholders a ratification of the Audit Committee's action in appointing their existing certified public accountant, Malone & Bailey independent auditor of the Company for the fiscal year ending June 30, 2005. This ratification in Proposal Number 2 requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event that the Stockholders do not ratify the appointment of Malone & Bailey as independent auditor, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 2005.

     A representative of Malone & Bailey is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of Malone & Bailey as independent auditor for fiscal year ending June 30, 2005.


AUDIT FEES

Malone & Bailey billed us in the aggregate amount of $34,510 and $28,250 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-KSB for the years ended June 30, 2004 and June 30, 2003, respectively.

AUDIT-RELATED FEES

Malone & Bailey did not bill us for, nor perform professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the years ended June 30, 2004 and June 30, 2003.

TAX FEES

Malone & Bailey billed us in the aggregate amount of $3,740 and $0 for professional services rendered for tax related services for the years ended June 30, 2004 and June 30, 2003, respectively.

ALL  OTHER  FEES

We were not billed for any other professional services for the fiscal year ended June 30, 2004.

AUDITOR  INDEPENDENCE

Our Board of Directors considers that the work done for us in the year ended June 30, 2004 by Malone & Bailey is compatible with maintaining Malone &Bailey's independence.

AUDITOR'S TIME ON TASK

All of the work expended by Malone & Bailey on our June 30, 2004 audit was attributed to work performed by Malone & Bailey's full-time, permanent employees.


            _________________________________________________________

                    (3) TO APPROVE THE AMENDMENT TO THE STOCK
                              AND STOCK OPTION PLAN
            _________________________________________________________

EMPLOYEE STOCK AND STOCK OPTION PLAN

     The Stock and Stock Option Plan of Hyperdynamics (the "Plan") was adopted May 7, 1997 and amended on December 3, 2001. We have 44,453 shares available to be issued or granted pursuant to the Plan.

     The purpose of the stock option program is to further our interest, and the interest of our subsidiaries and our stockholders by providing incentives in the form of stock or stock options to key employees, consultants, and directors who contribute materially to our success and profitability. We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel as employees, independent consultants, and attorneys. The issuance of stock and grants of options and warrants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. We pay wages, salaries, and consulting rates that we believe are competitive. We use the Plan and individual compensation arrangements to augment our available compensation packages.

     Under the Plan, options will vest over a five-year or other negotiated period and will have a strike price set at the time of grant and based on the then current market value of the stock. Our President has the authority as given by the Board of Directors to negotiate stock option agreements with corporate consultants as well.

     We presently have warrants to purchase 2,951,000 shares of common stock at a weighted average price of $0.43 per share which are currently outstanding and were issued pursuant to individual compensation plans to officers, employees, and consultants.

Securities authorized for issuance under equity compensation plans.

     The following table reflects all equity compensation plans as of June 30, 2004.

==========================================================================================================
                                     Equity Compensation Plan Information
----------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                     securities remaining
                                            Number of                                available for future
                                        securities to be                                issuance under
                                      issued upon exercise      Weighted-average      equity compensation
                                         of outstanding        exercise price of       plans (excluding
                                        options, warrants     outstanding options,   securities reflected
                                           and rights         warrants and rights       in column (a))

Plan category                                  (a)                    (b)                     (c)
==========================================================================================================
Equity
compensation plans
approved by
security holders                                          0                     N/A                      0
==========================================================================================================
Equity
compensation plans
not approved by
security holders                                  2,951,000  $                 0.43                 44,453
==========================================================================================================
Total                                             2,951,000  $                 0.43                 44,453
==========================================================================================================

AMENDMENT TO THE STOCK AND STOCK OPTION PLAN

     The Amendment to the Stock and Stock Option Plan (the "Amendment") provides for the increase in the number of shares that may be granted under the Plan from 5,120,000 to 10,000,000. This increase in the number of shares from 5,120,000 to 10,000,000 is the only proposed change to the Plan; all other terms of the Plan remain unchanged. The Amendment will become effective upon shareholder approval. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 3. The Amendment is attached hereto as Exhibit "B." Pursuant to Section 16 of the Plan, on December 3, 2004 the Board of Directors adopted the Amendment for eligible employees and non-employee consultants of the Company and its subsidiaries.

     The following sets forth the changed terms and conditions of the Plan.

4.   Shares and Shares Subject to Option. Subject to the provisions of
     -----------------------------------
     Paragraph 12 of the Plan, the maximum aggregate number of Shares that may be issued or optioned and sold under the Plan shall be 10,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.


     The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to the Stock and Stock Option Plan.

            _________________________________________________________

                                (4) OTHER MATTERS
            _________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE  PROPOSALS  OF  STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the next Annual Meeting of Stockholders is July 15, 2005.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Kent Watts
                                             Chairman of the Board and President

December 15, 2004
Houston, Texas

                                                                       Exhibit A

                            HyperDynamics Corporation
                             Audit Committee Charter

PURPOSE

Hyperdynamics Corporation (the "Company") recognizes the importance of independent and objective oversight of our financial accounting, internal control, and financial reporting functions. We consider legal requirements to be minimal standards; as such it is our goal to endeavor to implement continuous improvement in the overall quality of our accounting and financial reporting processes. Accordingly, the Company maintains an Audit Committee as a standing committee. The Audit Committee will generally assist the Board of Directors in the following tasks:

     - providing independent oversight of our accounting and financial reporting processes;

     - providing independent oversight of our relationship with our independent auditing firm, including evaluation of its qualifications, independence, and performance; and

     - assuring compliance with legal and regulatory requirements relevant to our financial reporting.


COMPOSITION AND MEETINGS

     -    Membership. Each Audit Committee member shall be a member of the Board
          ----------
          of Directors in good standing. The Board will elect Audit Committee members to serve yearly terms. Members shall serve until their successors are duly elected and qualified. The Board may remove members from the Audit Committee by majority vote, with or without cause.
     -    Independence.  While Hyperdynamics remains a small business issuer (as
          ------------
          defined by the U.S. Securities and Exchange Commission ("SEC")), a majority of the members of the Audit Committee shall be "independent" according to the definitions provided for by the rules of the SEC and the American Stock Exchange ("AMEX").
     -    Number.  The Audit Committee shall initially be comprised of at least
          ------
          two (2) members. Our goal will be to enlarge the committee to at least three (3) members in accordance with timetables permitted under the Securities and Exchange Commission and the AMEX transition rules for small businesses.
     -    Financial Literacy.  Each Audit Committee member shall be financially
          ------------------
          literate at the time of his or her appointment: that is, the member can read and understand a company's basic set of financial statements, which includes the balance sheet, income statement, cash flow statement, and footnotes.
     -    Financial Expert.  At least one member of the Audit Committee shall be
          ----------------
          financially sophisticated in accordance with SEC rules applicable to financial experts and AMEX rules.
     -    Chair. If the Board does not elect the Audit Committee chair, the
          -----
          Audit Committee membership may designate a chair by majority vote.

     -    Meetings.  The Audit Committee shall meet at least quarterly.
          --------
          Meetings may be conducted in person, by conference call, or using video conferencing. Additional meetings may be conducted as frequently as the members deem necessary.
     -    Compensation.  The Board of Directors shall determine the compensation
          ------------
          for Audit Committee members. No Audit Committee member may receive, directly or indirectly, compensation other than for directors'' and board committee fees.


OVERSIGHT OF THE ANNUAL AUDIT AND THE INDEPENDENT AUDITOR.

     -    Selection.  The  Audit  Committee  shall  have  the  sole authority to
          ---------
          appoint or to retain the independent auditor and to oversee the auditor's work on the annual audit and quarterly reviews. The Audit
          Committee must approve any proposed discharge of the auditor by a majority vote.

     -    Compensation. The Audit Committee shall be directly responsible to set
          ------------
          the compensation of and to direct the payment of the independent auditor for audit services.

     -    Pre-approval.  The  Audit  Committee  shall  pre-approve any non-audit
          ------------
          services  that  the  independent  auditor  may  perform.

     -    Independence.  The  Audit  Committee  shall  evaluate  the independent
          ------------
          auditor's independence at least annually and more frequently as the need arises. Such evaluation includes ensuring that it receives from the auditor a written communication outlining all relationships between the auditor and Hyperdynamics, including the disclosures required by Independence Standards Board Standard No. 1. The Committee must enter into an active dialogue with the auditor regarding any relationships that may impair, or have the appearance of impairing, the auditor's objectivity or independence.

     -    Oversight.  The  Audit  Committee  shall  monitor  and  evaluate  the
          ---------
          independent auditor's performance. The auditor shall report directly to the Audit Committee and not to management. In connection with the oversight role, the Committee will, as appropriate:

          1) Resolve differences that arise between management and the independent auditor; and

          2) Obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

               -    critical  accounting  policies  and  practices;

               - alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

               - other material written communications between the independent auditor and Company management.

OVERSIGHT OF ACCOUNTING AND FINANCIAL REPORTING PROCESSES.

     -    Discussion of reports. The Audit Committee shall review and discuss
          ---------------------
          the quarterly financial reports and the annual report, including the Management Discussion and Analysis, with the Company's management and the independent auditor prior to the submission of any report to the SEC. The Audit Committee shall review and discuss with management and with the auditor, if deemed necessary by the Audit Committee, all other financial information that is relayed to the public prior to its filing or dissemination. This category of information includes but is not limited to, current reports on Form 8-K, earnings releases and press releases containing information relevant to financial or accounting matters.

     -    Internal controls. The Audit Committee shall initiate regular
          -----------------
          communication with management and with the independent auditor regarding the adequacy of the Company's accounting procedures, internal controls, and disclosure controls. The Audit Committee shall periodically discuss the adequacy of such controls and the integrity of the financial reporting process separately with each of the independent auditor and with management.

     -    Complaints. The Audit Committee shall establish procedures relating
          ----------
          to the receipt, consideration, and disposition of complaints regarding accounting, internal controls, or auditing matters and for the retention of records relating to such complaints. The procedures shall include a provision for anonymous reporting from employees relating to accounting, auditing, and/or financial reporting concerns.

     -    Related Party Transactions.  The Audit Committee shall review and
          --------------------------
          approve all related-party transactions prior to their occurrence. The Audit Committee may not grant approval of transactions after they have become effective.

     -    Advisors.  The Audit Committee shall have the authority to engage
          --------
          independent legal counsel and other advisors and consultants it deems necessary to discharge its duties.


SELF-EVALUATION
     -    Budget. The Audit Committee shall prepare an annual budget, which
          ------
          will be funded by the Company, providing for the compensation of the auditor and other advisors, for the costs of administering complaints regarding accounting and auditing matters, and for other costs associated with discharging its duties. The Audit Committee shall authorize the expenditures associated with this budget in its sole discretion.
     -    Charter. The Audit Committee shall review this Charter annually to
          -------
          consider its continued adequacy.

OTHER
     -    Reports.  The Audit Committee shall prepare any other reports
          -------
          required by the Company including reports required for any proxy statement that provides for the election of directors.
     -    Investigations. The Audit Committee may conduct or authorize
          --------------
          investigations into any matter within the scope of its responsibilities as it shall deem appropriate. In conjunction with such investigation, the Audit Committee has the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.
     -    Other. The Audit Committee shall perform other functions that may be
          -----
          delegated by the Company's Bylaws or Board of Directors, or that may be required by law.

                                                                     Exhibit "B"

                     AMENDMENT TO HYPERDYNAMICS CORPORATION
                           STOCK AND STOCK OPTION PLAN

1.   Purpose.  The  purpose  of  the  Stock  Option  Plan  (this  "Plan")  is to
     -------
     provide a means whereby selected employees, directors, officers, agents, consultants, attorneys and advisors of HyperDynamics Corporation (the "Company"), or of any parent or subsidiary thereof, may be granted shares of common stock; or incentive stock options and/or nonqualified stock options to purchase the Common Stock of the Company, provided that bona fide services shall be rendered by consultants attorneys or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. Further this Plan is to provide a means to attract and retain the services or advice of such employees, directors, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.

2.   Definitions.  The  following  definitions  shall  apply  to  this  Plan:
     -----------

     (a) "Board" means the board of directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Compensation Committee consisting of three or more persons appointed by the Board. If no Committee is appointed, the term "Committee" means the Board, except in those instances where the text clearly indicated otherwise.

     (d) "Common Stock" means the Common Stock, par value $0.001 per share of the Company or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 12 herein.

     (e) "Company" means HyperDynamics Corporation, a Delaware Corporation.

     (f) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between the Company, its parent, its subsidiaries or its successors.

     (g) "Date of Grant" means the date on which the Committee grants an Option.

     (h) "Director" means any member of the Board of Directors of the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Employee" means any person employed on an hourly or salaried basis by the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company or any Consultant or Advisor who contributes materially to the success and profitability of the Company, provided that the services rendered by the Consultant or Advisor must not be in connection with the offer or sale of securities in a capital-raising transaction.

     (k) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

     (l) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

     (m) "Nonstatutory Option" shall have the meaning as used in Section 8 herein.

     (n) "Option" means a stock option granted pursuant to the Plan.

     (o) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the fifth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

     (p) "Optionee" means an Employee or Director who receives an Option.

     (q) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

     (r) "Plan" means this Stock Option Plan.

     (s) "Share" means the Common Stock, as adjusted in accordance with Paragraph 12 of the Plan.

     (t) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

3.   Administration.  This  Plan  will  be  administered  by  the  Committee.  A
     --------------
     majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous, written consent of the Committee.

     If no Committee has been appointed, members of the Board who are either eligible for shares of common stock, or Options or have been granted shares of common stock, or Options may vote on any matters affecting the administration of the Plan or the grant of any shares of common stock, or Option pursuant to the Plan, except that no such member shall act on the granting of any shares of common stock, or Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of shares of common stock, or Options to him.

     The Committee has the exclusive power to select the participants in this Plan, to establish the terms of the shares of common stock, or Options granted to each participant, and to make all other determinations necessary or advisable under the Plan. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding of all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.   Shares and Shares Subject to Option. Subject to the provisions of
     -----------------------------------
     Paragraph 12 of the Plan, the maximum aggregate number of Shares that may be issued or optioned and sold under the Plan shall be 10,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

5.   Participants.
     ------------

     (a) Eligible Employees and Directors. Every Employee and Director and the
         --------------------------------
     other persons set forth in Section 1, as the Committee in its sole discretion designates, is eligible to participate in this Plan. The Committee's award of shares of common stock, or an Option to a participant in any year does not require the Committee to award shares of common stock, or an Option to that participant in any other year. Furthermore, the Committee may award different shares of common stock, or Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their shares of common stock, or Option, including, without limitation; (i) the financial condition of the Company or its Subsidiaries; (ii) expected profits for the current or future years;
     (iii) the contributions of a prospective participants to the profitability and success of the Company or its Subsidiaries; and (iv) the adequacy of the prospective participant's other compensation. Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     (b) No Right of Employment. An Optionee's right, if any, to continue to
         ----------------------
     serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any participant.

     (c) Eligible Consultants. From time to time the Committee may select
         --------------------
     certain consultants as eligible for the Plan.

6.   Option Requirements. Each Option granted under this Plan shall  satisfy
     -------------------
     the following requirements.

     (a) Written Option. An Option shall be evidenced by a written instrument
         --------------
         specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is to be an Incentive Stock Option or a Nonstatutory Option, and (iii) such terms and conditions consistent with the Plan as the Committee shall determine.

     (b) Duration of Option. Each Option may be exercised only during the Option
         ------------------
         Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     (c) Option Exercisability. Unless otherwise provided by the Committee on
         ---------------------
         the grant of an Option, each Option shall be exercisable only as to no more than one-fourth of the total number of shares covered by the Option during each twelve-month period commencing immediately after the date the Option is granted. Notwithstanding the foregoing, an Option is exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Section 10 of this Plan. To the extent an Option is either unexercisable or unexercised, the unexercised portion shall accumulate until the Option both becomes exercisable and is exercised but in no case beyond the date that is five years from the date the Option is granted.

     (d) Acceleration of Vesting. Subject to the provisions of Section 7(b), the
         -----------------------
         Committee may, in its discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     (e) Option Price. Except as provided in Section 7(a) and 8, the Option
         ------------
         price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant, amd except further that for Options granted to consultants, advisors and independent contractors, the exercise price of each option may be less than Fair Market Value as determined by the Committee.

     (f) Termination of Services. If the Optionee ceases Continuous Service for
         -----------------------
         any reason other than death, disability, or retirement on or after age 65 of the Optionee, all Options held by the Optionee shall lapse immediately following the last day that the Optionee is employed by the Company, on the effective date of the termination of his services to the Company. On the grant of an Option, the Committee may, in its discretion, extend the time during which the Option may be exercised after termination of services. Any such Option shall lapse at the end of the period established by the Committee for exercise after termination of services. The Option may be exercised on such termination date, subject to any adjustment under Section 6(d) and 12.

     (g) Death. In the case of death of the Optionee, the beneficiaries
         -----
         designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 6(d) and 12.

     (h) Retirement. If the Optionee retires on or after attaining age 65, the
         ----------
         Option shall lapse at the earlier of the end of the Option Period or three months after the date of retirement; provided, however, the Option can be exercised only for the number of Shares for which it could have been exercised on the retirement date, subject to any adjustment under Sections 6(b) and 12.

     (i) Disability. In the event of termination of Continuous Service due to
         ----------
         total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 6(d) and 12.

7.   Incentive Stock Options. Any Options intended to qualify as an Incentive
     -----------------------
     Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     (a) Ten Percent Shareholders. An Option intended to qualify as an Incentive
         ------------------------
         Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant.
         In calculating stock ownership of any person, the attribution rules of
         Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     (b) Maximum Option Grants. The aggregate Fair Market Value, determined on
         ---------------------
         the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     (c) Exercise of Incentive Stock Options. No disposition of the shares
         -----------------------------------
         underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such Incentive Stock Option.

8.   Nonstatutory Options. Any Option not intended to qualify as an Incentive
     --------------------
     Stock Option shall be a nonstatutory Option. Nonstatutory Options shall satisfy each of the requirements of Section 6 of the Plan.

9.   Method of Exercise. An Option granted under this Plan shall be deemed
     ------------------
     exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise,
     (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to paragraph 11 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

10.  Taxes, Compliance with Law; Approval of Regulatory Bodies. The Company, if
     ---------------------------------------------------------
     necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 10 of the Plan. Each Option may not be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

11.  Assignability. An Option granted under this Plan is not transferable except
     -------------
     by will or the laws of descent.

12.  Adjustment Upon Change of Shares. If a reorganization, merger,
     --------------------------------
     consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

13.  Liability  of  the Company. The Company, its parent and any Subsidiary that
     --------------------------
     is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.  Expenses  of Plan. The Company shall bear the expenses of administering the
     -----------------
     Plan.

15.  Duration  of  Plan. shares of common stock, or Options may be granted under
     ------------------
     this Plan only within 10 years from the effective date of this Plan.

16.  Amendment  of Plan. This Plan may be amended by the Committee in accordance
     ------------------
     with the provisions of Paragraph 3.

17.  Applicable  Law. The validity, interpretation, and enforcement of this Plan
     ---------------
     are governed in all respects by the laws of Delaware and the United States of America.

18.  Effective  Date.  The  effective  date  of  this Plan shall be May 7, 1997.
     ---------------

                                      PROXY

                            HYPERDYNAMICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 21, 2005

     The undersigned hereby appoints Kent Watts and Robert J. Hill, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of HyperDynamics Corporation held of record by the undersigned on November 23, 2004, at the Annual Meeting of Stockholders to be held at the corporate offices of the Company located at 9700 Bissonnet, Suite 1700, Houston, Texas, 77036, on Friday, January 21, 2005 at 10:00 A.M. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (2) FOR THE RATIFICATION OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2005, AND (3) FOR THE AMENDMENT TO THE STOCK AND STOCK OPTION PLAN.


1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     |_| FOR all nominees listed                     |_| WITHHOLD authority to
     below except as marked                          vote for all nominees
     to the contrary.                                Below.

       Kent Watts          Robert J. Hill               Harry James Briers

             Harold A. Poling                Al Young

2. PROPOSAL TO RATIFY THE SELECTION OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

     |_| FOR                    |_| AGAINST                     |_| ABSTAIN

3.   PROPOSAL TO APPROVE THE AMENDMENT TO THE STOCK AND STOCK OPTION PLAN

     |_| FOR                    |_| AGAINST                     |_| ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     |_| FOR                    |_| AGAINST                     |_| ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



______________________         ___________________________________
Number of Shares Owned         Signature
on November 23, 2004
                               ___________________________________
                               (Typed or Printed Name)
                               ___________________________________
                               Signature if held jointly
                               ___________________________________
                               (Typed  or  Printed  Name)

                               DATED:  ___________________________


            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.